                                                                   EXHIBIT 10.26





RECORDED AT THE REQUEST OF AND
WHEN RECORDED MAIL TO:

The Frost National Bank
P.O. Box 1600
San Antonio, TX 78296-1400

Attention:       Pat Mascorro
                 Loan Department
                 Location RB-2

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                 LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

                            ------------------------


         THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "DEED OF TRUST") is made as of 15th day of September, 1997, by SOUTHWESTERN ICE, INC., a Texas corporation, (the "TRUSTOR"), whose mailing address is 8572 Katy Freeway, Suite 101, Houston, Texas 77024, in favor of Jimmy R. Locke, of Bexar County, Texas, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder, as trustee ("TRUSTEE"), whose mailing address is The Frost National Bank, P.O. Box 1600, San Antonio, TX 78296-1400, for the benefit of THE FROST NATIONAL BANK, a national banking association, agent, as beneficiary ("BENEFICIARY"), whose mailing address is P.O. Box 1600, San Antonio, Texas 78296.

                                   ARTICLE 1

                                   BACKGROUND

         1.1 Credit Agreement. Beneficiary has made, or agreed to make, various loans to Packaged Ice, Inc., a Texas corporation (the "BORROWER") as more fully described in the Credit Agreement, of even date herewith, by and between Borrower, Beneficiary, and certain Banks named therein, as amended, supplemented, modified, restated or extended from time to time (the "CREDIT AGREEMENT"). All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

         1.2 Notes. Each Revolving Credit Note (as such term is defined in the Credit Agreement) executed by Borrower payable to the order of any Bank, evidencing loans advanced to Borrower under the Credit Agreement, in an aggregate principal face amount of $20,000,000, bearing interest as therein provided, containing a provision for the payment of a reasonable additional amount as attorneys' fees, and finally maturing on April 15, 2003, together with any renewals, increases, extensions, restatements, or modifications thereof (collectively the "NOTE").

         1.3 Security Documents. The loans described in the Credit Agreement, including, but not limited to, the Revolving Credit Loans, are secured by the collateral described in, among other things: (a) this Deed of Trust; and (b) the Security Agreement, of even date herewith, by and between Trustor, as debtor, and Beneficiary, as secured party (the "SECURITY AGREEMENT"). The loans described in the Credit Agreement are also secured by other collateral as described in the Credit Agreement.


                                                     SWI LEASEHOLD DEED OF TRUST

         1.4 Loan Documents. The Credit Agreement, Revolving Credit Loan, the Note, this Deed of Trust, the Security Agreement, and assignments, agreements, documents or instruments executed by or on behalf of Trustor with respect to the foregoing documents or the transactions contemplated thereby, each as may hereafter be modified, amended, extended, renewed or replaced, shall be collectively referred to herein as the "LOAN DOCUMENTS."


                                   ARTICLE 2

                       GRANT IN TRUST; SECURITY INTEREST

         The Secured Obligations as defined in Article 3 below shall be secured by the Real Property Collateral described in Section 2.01 below and the Personal Property Collateral described in Section 2.02 below. The Real Property Collateral and the Personal Property Collateral are hereinafter collectively referred to as the "PROPERTY".

         2. 1    Real Property Collateral. For the purpose of securing payment and performance of the Secured Obligations, Trustor hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale, all rights, title, interest, estates, powers and privileges of Trustor in or to all of the following, now or hereafter acquired (the "REAL PROPERTY COLLATERAL"):

                 2.1.1 The leasehold estate (the "LEASEHOLD ESTATE") in the real property situated in Maricopa County, Arizona described on Exhibit "A" attached hereto and incorporated herein by this reference (the "LAND") created by the lease agreements referred to in Exhibit "A" (collectively referred to as the "LEASE").

                 2.1.2 The interest that Trustor possesses in the buildings, structures and improvements now or hereinafter located or constructed on the Land, together with all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment, appliances, fixtures and other property, including, but not limited to, all storage tanks and pipe lines, all gas, electric, heating, cooling air conditioning, filtration, hot water, refrigeration, plumbing and lighting fixtures and equipment, all floor coverings, all wells, pumps, pipes, motors, and engines and pumping apparatus and equipment, which have been or may later be attached or affixed in any manner to any building, structure or improvement now or hereafter located or later to be constructed on the Land (collectively, the "IMPROVEMENTS");

                 2.1.3 All the rights, rights of way, easements, licenses, profits, privileges, tenements, hereditaments and appurtenances, now or hereafter in any way appertaining and belonging to or used in connection with the Land, the Lease, the Improvements, and any part thereof or as a means of access thereto, including, but not limited to, any claim at law or in equity, and any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same;

                 2.1.4 All leases, subleases, licenses and concessions or other agreements relating to, or affecting the use, occupancy or maintenance of, or services provided to, the Property, now or hereafter affecting the Lease or any portion thereof (collectively, the "ANCILLARY RIGHTS").

                                      2              SWI LEASEHOLD DEED OF TRUST

                 2.1.5 Any strips or gores adjacent, used in connection with or pertaining, to the Land or the Improvements.

                 2.1.6 All rentals, earnings, income, receipts, royalties, revenues, issues and profits (the "RENTS") which, after the date hereof, and while Secured Obligations remain unpaid, may accrue from the Leasehold Estate, the Lease, the Improvements or any part of the foregoing, subject, however, to the right, power and authority conferred upon Trustor to collect and apply such proceeds set forth herein; and

                 2.1.7 All existing and future rights granted to Trustor to extend the Lease or to acquire fee title to the Land or any portion thereof.

         2.2 Personal Property Collateral. For the purpose of securing payment and performance of the Secured Obligations, Trustor grants to Beneficiary a security interest in all rights, title, interest, estates, powers and privileges of Trustor in or to all of the following, now or hereafter acquired, to the extent constituting personal property (the "PERSONAL PROPERTY COLLATERAL"):

                 2.2.1    The Lease;

                 2.2.2    The Improvements;

                 2.2.3 All "goods" (as defined in Chapter 9 of the Uniform Commercial Code of the State of Arizona (Title 47, Arizona Revised Statutes ("A.R.S.")) or any successor or similar statute (the "UCC"));

                 2.2.4 All (i) plans and specifications for the Improvements, (ii) Trustor's rights, but not liability for any breach by Trustor, under all commitments (including any commitment for financing to pay any of the Secured Obligations (hereafter defined), insurance policies and other contracts and general intangibles directly relating to the development or operation of the Real Property Collateral (including, but not limited to trademarks, trade names and symbols); (iii) deposits (including, but not limited to Trustor's rights in tenants' security deposits, deposits with respect to utility services to the Real Property Collateral, and any deposits or reserves hereunder or under any other Loan Document, taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Real Property Collateral; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Real Property Collateral; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Real Property Collateral; (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Real Property Collateral which are in the possession of Trustor or in which Trustor can otherwise grant a security interest;

                 2.2.5 All rights of Trustor under any policy or policies of hazard or liability insurance relating to the Property and any and all riders, amendments, extensions, renewals, supplements, or extensions thereof, and all proceeds, loss payments, and premium refunds which may become payable with respect to such insurance policies;

                 2.2.6 All construction, service, engineering, consulting, architectural, and other similar contracts of any nature (including, but not limited to, those of any general contractors and subcontractors) as such may be modified, amended, or supplemented from time to time, concerning the

                                      3              SWI LEASEHOLD DEED OF TRUST
design, construction, management, operation, occupancy, use, and/or disposition of any or all of the Real Property Collateral;


                                   ARTICLE 3

                              SECURED OBLIGATIONS

         Trustor has granted, conveyed, transferred and assigned its interest in the Property in Article 2 above for the purpose of securing the following obligations (collectively, the "SECURED OBLIGATIONS"):

                 3.1 Payment and performance of all obligations of Trustor under the terms of the Credit Agreement (including, but not limited to, the Revolving Credit Loan), together with all extensions, modifications, substitutions or renewals thereof or other advances made thereunder;

                 3.2 Payment and performance of all obligations of Trustor under the terms of the Revolving Credit Loan and the Note, and all other notes given in substitution therefor, together with all extensions, modifications, supplement, increase, substitutions, extensions, or renewals thereof or other advances made thereunder, in whole or in part (such other Banks, or the subsequent holders at the time in question of the Note or any of the Secured Obligations being collectively herein called "HOLDERS" and individually a "HOLDER";

                 3.3 All indebtedness and other obligations owed by Trustor (or any of them) to any Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing, securing, or otherwise executed in connection with the loans evidenced by the Notes, including, but not limited to any loan or credit agreement, tri-party financing agreement or other agreement between Trustor (or any of them) and Holders, or among Trustor (or any of them), Holders and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note or any of the Loan Documents.

                 3.4 All other loans and future advances made by any Holder to any Trustor and/or Borrower (or any of them) and all other debts, obligations and liabilities of Trustor of every kind and character now or hereafter existing in favor of any Holder, and arising under the Credit Agreement, the Note, or any of the other Loan Documents, and whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to such Holder or to a third party and subsequently acquired by such Holder, it being contemplated that Trustor may hereafter become indebted to one or more Holders for such other debts, obligations and liabilities arising from the Credit Agreement, the Note, or any of the other Loan Documents; provided, however, and notwithstanding the foregoing provisions of this Section 3.4, this Deed of Trust shall not secure any such other loan, advance, debt, obligation or liability with respect to which any such Holder is by applicable law prohibited from obtaining a lien on real estate nor shall this Section 3.4 operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.

                 3.5 Payment and performance of every obligation, covenant and agreement of Trustor contained in this Deed of Trust, together with all extensions, modifications, substitutions or renewals hereof;

                                      4              SWI LEASEHOLD DEED OF TRUST

                 3.6 Payment and performance of every obligation, covenant and agreement of Trustor contained in each of the other Loan Documents, together with all extensions, modifications, substitutions or renewals thereof or other advances made thereunder; and

                 3.7 Payment and performance of all other obligations and liabilities of Trustor to Beneficiary, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by Beneficiary by assignment or otherwise.

THE OBLIGATIONS SECURED BY THIS DEED OF TRUST MAY INCLUDE INTEREST AT A VARIABLE RATE. SOME OF THE OBLIGATIONS SECURED BY THIS DEED OF TRUST INCLUDE A SERIES OF ADVANCES THAT WILL BE OF A REVOLVING NATURE THAT MAY BE MADE, REPAID AND REMADE FROM TIME TO TIME, EVEN IF THE UNPAID BALANCE OWED ON SUCH OBLIGATION HAS PREVIOUSLY BEEN REDUCED TO ZERO.


                                   ARTICLE 4

                      COVENANTS AND AGREEMENTS OF TRUSTOR

         4.1 Payment of Secured Obligations. Trustor shall pay when due the principal, interest and all other amounts due to Beneficiary as required of Trustor under the Loan Documents and the other documents executed in connection with the Secured Obligations.

         4.2 Maintenance, Repair, Alterations. Trustor: (a) shall maintain, keep and preserve the Property in good condition and repair, ordinary wear and tear excepted; (b) except as permitted by the Credit Agreement, shall not cause or permit any fixture or any article of Personal Property Collateral to be removed from the Property without the prior written consent of Beneficiary unless the same shall have been replaced in the ordinary course of business by substantially equivalent property; and (c) shall comply with the provisions of the Lease.

         4.3 Insurance. Trustor shall obtain and maintain at Trustor's sole expense: (1) all-risk insurance with respect to all insurable Property, against loss or damage by fire, lighting, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all risk" coverage and against such other insurable hazards as Beneficiary may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Trustor and Beneficiary from becoming a coinsurer, such insurance to be in Builder's Risk (non-reporting) form during and with respect to any construction on the Land; (2) if and to the extent any portion of the Land is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes or the maximum amount available; (3) commercial general public liability insurance, on an "occurrence" basis, for the benefit of Trustor and Beneficiary as named insured: (4) statutory workers' compensation insurance with respect to any work on or about the Land; and (5) such other insurance on the Property as may from time to time be reasonably required by Beneficiary (including, but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Beneficiary, and shall require not less than thirty (30) days' prior


                                      5              SWI LEASEHOLD DEED OF TRUST
written notice to Beneficiary of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Trustor with respect to the Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Trustor or Beneficiary and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in the Beneficiary's reasonable opinion the financial responsible of such insurer is or becomes inadequate, Trustor shall, in each instance promptly upon the request of Beneficiary and at Trustor's expense, obtain and deliver to Beneficiary a like policy (or, if and to the extent permitted by Beneficiary, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be. Without limiting the discretion of Beneficiary with respect to required endorsements to insurance policies for loss of or damage to the Property shall contain a standard mortgage clause (without contribution) naming Beneficiary, as agent for the Banks, as mortgagee with loss proceeds payable to Beneficiary notwithstanding
(i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured;
(ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Beneficiary under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Beneficiary, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Beneficiary at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Beneficiary, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Trustor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Beneficiary evidence satisfactory to Beneficiary of the timely payment thereof. If any loss occurs at any time when Trustor has failed to perform Trustor's covenants and agreements in this paragraph, Beneficiary shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Trustor, to the same extent as if it had been made payable to Beneficiary. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the secured indebtedness, all of Trustor's right, title and interest in and to the insurance policies referred to in this Article 4.3 (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Beneficiary shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the expenses incurred by Beneficiary in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Beneficiary on demand. Beneficiary shall not be, under any circumstances, liable or responsible for the obtaining, maintaining or adequacy of any insurance or for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to Trustor. Any such proceeds received by Beneficiary shall, after deduction therefrom of all reasonable expenses actually incurred by Beneficiary, including attorneys' fees, at Beneficiary's option be (1) released to Trustor, or (2) applied (upon compliance with such terms and conditions as may be required by Beneficiary) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Beneficiary, in its sole discretion, may elect, whether or not due. Trustor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.


                                      6              SWI LEASEHOLD DEED OF TRUST

         4.4 Casualties. Trustor shall give prompt written notice thereof to Beneficiary after the happening of any casualty to or in connection with the Property or any part thereof, whether or not covered by insurance if the damages caused thereby exceed $25,000. In the event of such casualty, the gross proceeds of the insurance relating to such Property (the "PROCEEDS"), less all expenses (including, but not limited to, attorneys' fees) incurred in the collection of such Proceeds, shall be payable to Beneficiary, and Trustor hereby authorizes and directs any affected insurance company to make payment of such Proceeds in such a case directly to Beneficiary. If Trustor receives any Proceeds resulting from such casualty, Trustor shall promptly pay over such Proceeds to Beneficiary. Beneficiary is hereby authorized and empowered by Trustor, at Beneficiary's option and in Beneficiary's sole and absolute discretion, as attorney-in-fact for Trustor, with full power of substitution, to make proof of loss, to appear in and prosecute any action arising from any policy or policies of insurance, and to settle, adjust, or compromise any claim for loss, damage or destruction under any policy or policies of insurance. The appointment granted herein shall be deemed to be a power coupled with an interest. Trustor shall not settle, adjust or compromise any material claim for loss, damage or destruction of the Property or any part thereof under any policy or policies of insurance without the prior written consent of Beneficiary to such settlement, adjustment or compromise, which consent shall not be unreasonably withheld by Beneficiary. In the event of any damage to or destruction of the Property, all, or any part, of the Proceeds may be applied to the Secured Obligations or to the restoration and repair of the Property, as Beneficiary may determine in its sole and absolute discretion; provided, however, that if Beneficiary requires Trustor to restore and repair the Property, then Beneficiary shall pay to Trustor all Proceeds up to the amount required to complete such restoration and repair. Nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Property as provided in Section 4.2 above, or restoring all damage or destruction to the Property, regardless of whether or not there are Proceeds available to Trustor or whether any such Proceeds are sufficient in amount; provided, however, if Proceeds are applied to the restoration or repair of the Property by Beneficiary, Trustor shall not be obligated to pay for repair and restoration up to the amount of Proceeds so available, but shall be nevertheless liable for any amounts exceeding available Proceeds for the restoration and repair of the Property. Application or release by Beneficiary of any Proceeds shall not cure or waive any default, notice of default or Event of Default under this Deed of Trust or invalidate any act done pursuant to any notice of default.

         4.5 Assignment of Policies Upon Foreclosure. In the event of a trustee's sale, judicial foreclosure of this Deed of Trust or other transfer of title or assignment of the Property in satisfaction, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by Section 4.3 above and any unearned premiums paid thereon shall, without further act, be assigned to and shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Property, and Trustor hereby irrevocably appoints Beneficiary its lawful attorney-in-fact, with full power of substitution, to execute an assignment thereof and any other document necessary to effect such transfer. The appointment granted herein shall be deemed to be a power coupled with an interest.


                                      7              SWI LEASEHOLD DEED OF TRUST

         4.6     Indemnification; Subrogation; Waiver of Offset.

                 4.6.1 If Beneficiary is made a party to any litigation, or other action or proceeding, concerning this Deed of Trust, any of the other Loan Documents, the Property or any part thereof or interest therein, or the occupancy of the Property by Trustor or a tenant of Trustor, then Trustor shall indemnify, protect, defend and hold Beneficiary harmless for, from and against any and all liability by reason of said litigation, or other action or proceeding, including, but not limited to, reasonable attorneys' fees and expenses incurred by Beneficiary as a result of any such litigation, or other action or proceeding, whether or not any such litigation, or other action or proceeding, is prosecuted to judgment; provided, however, that Trustor's obligations under this sentence shall not apply to liability to Beneficiary arising as the sole result of the gross negligence or intentional or willful misconduct of Beneficiary. Upon the occurrence of an Event of Default hereunder, Beneficiary may employ an attorney or attorneys to protect its rights hereunder and under the other Loan Documents, and in the event of such employment following any breach by Trustor, Trustor shall pay Beneficiary's reasonable attorneys' fees and expenses incurred by such Beneficiary, whether or not an action is actually commenced against Trustor by reason of its breach.

                 4.6.2 Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Property, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust, unless such loss or damage was caused solely by Beneficiary's gross negligence or willful misconduct and then only to the extent that such loss or damage is not covered by insurance proceeds; provided, however, that this waiver of subrogation shall not be effective with respect to any policy of insurance permitted or required by this Deed of Trust if: (i) such policy prohibits, or if coverage thereunder would be reduced as a result of, such waiver of subrogation; and (ii) Trustor is unable to obtain from a carrier issuing such insurance a policy that, by special endorsement or otherwise, permits such a waiver of subrogation.

                 4.7 Taxes and Impositions. Trustor shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, levied by any governmental authority, whether federal, state or local, and all other taxes and assessments of any kind or nature whatsoever including, but not limited to, non- governmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Property, which are assessed or imposed upon the Property, or upon Trustor as owner or operator of the Property, or become due and payable, and which create, may create or appear to create a lien upon the Property, or any part thereof, or upon any personal property, equipment or other facility used in the operation or maintenance thereof (all of the above hereinafter referred to, collectively, as "IMPOSITIONS"). Notwithstanding the foregoing, no payment shall be required under this Subsection 4.7 so long as such Imposition is diligently and continuously contested in good faith.

                 4.8 Utilities. Trustor shall pay or shall cause to be paid when due all utility charges which are incurred for the benefit of the Property or which may become a charge or lien against the Property for gas, electricity, water or sewer services furnished to the Property and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Property or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon. Notwithstanding the foregoing, no payment shall be required under this Subsection 4.8 so long as such Imposition is diligently and continuously contested in good faith.


                                      8              SWI LEASEHOLD DEED OF TRUST

                 4.9 Defense of Actions and Costs. Trustor, at no cost or expense to Beneficiary or Trustee, shall appear in and defend any action or proceeding purporting to affect the security or validity of this Deed of Trust or of, the other Loan Documents, the interest of Beneficiary herein or therein, or the rights, powers or duties of Beneficiary or Trustee hereunder or thereunder. If Beneficiary and Trustee, or either of them, elects to become a party to such action or proceeding, or is made a party thereto or to any other action or proceeding, of whatever kind or nature, concerning this Deed of Trust, any of the Loan Documents, the Property or any part thereof or interest therein, or the occupancy thereof, Trustor shall indemnify, protect, defend and hold Trustee and Beneficiary harmless for, from and against any and all liability, damage, cost and expense incurred by Trustee and Beneficiary, or either of them, by reason of said action or proceeding (including, but not limited to, Trustee's reasonable fees and expenses, the reasonable fees and expenses of attorneys for Trustee and for Beneficiary, and other expenses, of whatever kind or nature, incurred by Trustee or Beneficiary, or either of them, as a result of such action or proceeding), whether or not such action or proceeding is prosecuted to judgment or decision. Immediately upon demand therefor by Trustee or Beneficiary, Trustor shall pay thereto an amount equal to Trustor's liability to such person under this Section 4.9, together with interest thereon from date of expenditure at the default rate provided in the Secured Obligations; and until paid, such sums shall be secured hereby.

                 4.10 Survival of Obligations and Warranties. Trustor shall fully and faithfully satisfy and perform the obligations of Trustor contained herein and in the other Loan Documents, each agreement of Trustor incorporated by reference therein or herein and each agreement the performance of which is secured hereby or thereby, and any modification or amendment hereof or thereof. All obligations, representations, warranties and covenants of Trustor contained herein or in any such other Loan Document between Trustor and Beneficiary shall survive the execution and delivery hereof and shall remain continuing obligations, representations, warranties and covenants of Trustor during any time when any portion of the Secured Obligations remain outstanding.

                 4.11 Compliance with Lease. Trustor shall perform and comply with all agreements, covenants, terms and conditions imposed on or assumed by Trustor as lessee under the Lease, and if Trustor fails to do so, Beneficiary may, but shall not be obligated to, take any action Beneficiary deems reasonably necessary or desirable to prevent or to cure any default by Trustor in the performance of or compliance with any of Trustor's covenants or obligations under the Lease. On receipt by Beneficiary from Lessor of any written notice of default by Trustor under the Lease, Beneficiary may rely thereon and take any action as stated above to cure such default even though the existence of such default or the nature thereof is questioned or denied by Trustor or by any party on behalf of Trustor. Trustor expressly grants to Beneficiary, and agrees that Beneficiary shall have, the absolute and immediate right to enter in and on the Land to such extent and as often as Beneficiary, in Beneficiary's sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Trustor. Except in circumstances of an emergency or where Beneficiary determines that all or any part of the Property is threatened or in jeopardy, Beneficiary will give reasonable written notice to Trustor prior to such entry. Beneficiary may, but shall not be obligated to, pay such reasonable sums of money as Beneficiary, in its sole discretion, deems necessary for any such purpose, and Trustor agrees to pay to Beneficiary, immediately and without demand, all such sums so paid by Beneficiary, together with interest thereon from the date of each such payment at the default rate provided in the Secured Obligations. All sums so paid and expended by Beneficiary and the interest thereon shall be added to and be secured by the lien created by this Deed of Trust.

                 4.12 Compliance with Legal Requirements. The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal

                                      9              SWI LEASEHOLD DEED OF TRUST

Requirements (defined below). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Trustor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Property constitutes a non-conforming use under any zoning law or similar law or ordinance applicable thereto. Trustor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Property that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Trustor will promptly furnish a copy of such notice or claim to Beneficiary. Trustor has received no notice and has no knowledge of any such noncompliance. As used in this Deed of
Trust: (i) the term "LEGAL REQUIREMENT" means any applicable local, state or federal law, rule or regulation, agreement, covenant, restriction, easement or condition.

                 4.13 No Release. No release or forbearance of Trustor's obligations under the Lease, pursuant to the Lease or otherwise, shall release Trustor from any of Trustor's obligations under this Deed of Trust.

                 4.14 No Merger. Unless Beneficiary shall otherwise expressly consent in writing, the fee title to the Land and the leasehold estate created by the Lease shall not merge, but shall always remain separate and distinct, notwithstanding the union of such estates either in the Lessor or in Trustor, or in a third party by purchase or otherwise. In case Trustor acquires the fee title or any other estate, title or interest in the Land, this Deed of Trust shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the opinion of Beneficiary be required to carry out the intent and meaning hereof.

                 4.15 No Modification of Lease or Assignment of Leases and Rents. Trustor shall not, without first obtaining the written consent of
Beneficiary: (a) cancel, surrender, abridge or otherwise materially modify the Lease or permit any such cancellation, surrender abridgement or modification; or (b) assign or attempt to assign the Leases and the Rents, other than to Beneficiary.

                 4.16 Notice of Default under Lease; Other Notices. Trustor shall promptly notify Beneficiary in writing of any default under the Lease or of the receipt by Trustor of any notice of default from Lessor and shall furnish Beneficiary any and all information which Beneficiary may reasonably request concerning the performance by Trustor of its covenants and obligations under the Lease. Trustor shall also deposit with Beneficiary an exact copy of any notice, communication, plan, specifications, or other instrument or document received or given by Trustor in any way relating to or affecting the Lease.

                 4.17 Additional Obligation. The provisions of this Deed of Trust shall be deemed to be obligations of Trustor in addition to Trustor's obligations as lessee with respect to similar matters contained in the Lease, and the inclusion herein of any covenants and agreements relating to similar matters under which Trustor is obligated under the Lease shall not restrict or limit Trustor's duties and obligations to keep and perform promptly all of its covenants, agreements and obligations as lessee under the Lease.


                                     10              SWI LEASEHOLD DEED OF TRUST

                 4.18 Notice to Lessor. If required under the Lease, Trustor has obtained the consent of the Lessor with respect to this Deed of Trust. If such notice is not required, Trustor shall, in any event, promptly after the execution and delivery of this Deed of Trust or of any instrument or agreement supplemental thereto, notify the Lessor in writing of the execution and delivery thereof and deliver to Lessor a copy of this Deed of Trust, such instrument or such agreement, as the case may be.

                 4.19 Transfer of Property by Trustor. Trustor agrees that, except as otherwise provided in the Credit Agreement, in the event that the interest of Trustor in the Property, or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, alienated, encumbered, leased, assigned, conveyed or otherwise transferred by Trustor, whether by operation of law or otherwise, the Secured Obligations, irrespective of the maturity dates expressed therein, at the option of Beneficiary, and without demand or notice shall immediately become due and payable. In the event that Beneficiary does not elect to declare such Secured Obligations immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for such Secured Obligations. This provision shall apply to each and every sale, transfer or conveyance, regardless whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action in connection with any previous sale, transfer or conveyance. Notwithstanding the preceding provisions of this Section 4.19, to the extent permitted by the Credit Agreement, Trustor shall be entitled to dispose of items of Personal Property Collateral which become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Property, provided that Trustor immediately substitutes and installs replacement Personal Property Collateral of at least comparable worth, value and utility. All such substituted items shall be installed free of all liens and encumbrances and shall become a part of the Property as Personal Property Collateral. Trustor will cooperate with Beneficiary and Trustee and will pay all costs, including, but not limited to, reasonable attorneys' fees, incurred in subjecting to the lien hereof all items so substituted and Beneficiary will cooperate with Trustor in securing, if necessary, a release from the lien hereof of the Personal Property Collateral for which the substitution is made and in providing such other documents as may be required to facilitate the removal and substitution.

                 4.20 Beneficiary's Approval. Other than the Lease, Trustor shall not enter into any lease or sublease of any portion of the Property, without the prior written approval of Beneficiary. Beneficiary may refuse such approval for any reason or may condition its approval upon such events or occurrences as Beneficiary deems appropriate, in its sole and unfettered discretion. Notwithstanding the foregoing, Trustor may enter into a lease or sublease for the Property on market terms and rates for terms of five
(5) years or less (inclusive of all extensions and renewal options) upon prior written approval of Beneficiary, which approval shall not be unreasonably withheld.


                                   ARTICLE 5

                    ASSIGNMENT OF RENTS, ISSUES AND PROFITS

         5.1 Assignment of Rents, Issues and Profits. Trustor hereby grants, transfers and assigns to Beneficiary all of the Rents of the Property and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents. Upon an Event of Default, Trustor irrevocably appoints Beneficiary its true and lawful attorney-in- fact, with full power of substitution, at the option of Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in its name or in the name of Trustor, for all such Rents, and apply the same to the Secured Obligations; provided, however, that Trustor shall have the right to collect such


                                     11              SWI LEASEHOLD DEED OF TRUST

Rents (but not more than one month in advance unless the written approval of Beneficiary has first been obtained), and to retain and enjoy the same, so long as an Event of Default, or an event or condition in which, with notice or lapse of time would constitute an Event of Default, shall not have occurred hereunder and be continuing. The assignment of the Rents in this Section 5.1 is intended to be an absolute assignment from Trustor to Beneficiary and not merely the passing of a security interest. The appointment granted herein shall be deemed to be a power coupled with an interest.

         5.2 Collection Upon Default. To the extent permitted by law, upon the occurrence of an Event of Default hereunder, Beneficiary may, at any time without notice, either in person, by agent, or by a receiver appointed by a court, and without regard to the adequacy of any security for the Secured Obligations, enter upon and take possession of the Property, or any part thereof, and, with or without taking possession of the Property or any portion thereof, in its own name sue for or otherwise collect such Rents (including, but not limited to, those past due and unpaid, and all prepaid rents and all other monies which may have been or may hereafter be deposited with Trustor by any lessee or tenant of Trustor to secure the payment of any rent or for any services thereafter to be rendered by Trustor for any other obligation of any tenant to Trustor arising under any lease, and Trustor agrees that, upon the occurrence of any Event of Default hereunder, Trustor upon the request of Beneficiary shall promptly deliver all such Rents and other monies to Beneficiary), and Beneficiary may apply the same, less reasonable costs and expenses of operation and collection, including, but not limited to, reasonable attorneys' fees and expenses, whether or not suit is brought or prosecuted to judgment, upon any of the Secured Obligations, notwithstanding that the Secured Obligation or the performance of the Secured Obligation may not then be due. The collection of such Rents, or the entering upon and taking possession of the Property, or the application thereof as aforesaid, shall not cure or waive any default, notice of default or Event of Default hereunder or invalidate any act done in response to such default or Event of Default or pursuant to such notice of default and shall not be deemed or construed to make Beneficiary a mortgagee-in-possession of the Property or any portion thereof.


                                   ARTICLE 6

                                 ENVIRONMENTAL

         6.1 Definitions. In addition to any terms defined elsewhere in this Deed of Trust, as used in this Article 6:

                 6.1.1 "HAZARDOUS SUBSTANCE" means any substance, material, vapor, or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant," or which is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance, or any derivative or mixture thereof, or any petroleum products, including, but not limited to, crude oil and any product derived directly or indirectly from, or any fraction or distillate of, crude oil.

                 6.1.2 "INDEMNIFIED COSTS" means all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, damages (including, but not limited to, foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties and losses (including, but not limited to, sums paid in settlement of claims and all consultant, expert and reasonable legal fees and expenses of Beneficiary's counsel), including, but not limited to, those incurred in connection with any investigation of site conditions (at, above or below the surface) or any clean-up, remedial, removal or


                                     12              SWI LEASEHOLD DEED OF TRUST
restoration work (whether of the Property or any other property), or any resulting damages, harm or injuries to the person or property of any third parties or to any natural resources.

                 6.1.3 "INDEMNIFIED PARTIES" means and includes Beneficiary, Trustee, their respective Subsidiaries and Affiliates, assignees of any of Beneficiary's or Trustee's interest in the Loan Documents, owners of participation or other interests in the Loan Documents, any purchasers of the Property at any trustee's sale or judicial foreclosure sale or from Beneficiary, and the officers, directors, employees, attorneys and agents of each of them.

         6.2 Indemnity Regarding Hazardous Substances. Trustor indemnifies and holds the Indemnified Parties harmless for, from and against any and all Indemnified Costs incurred by Indemnified Parties and directly or indirectly arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Property, or in the soil, groundwater or soil vapor on or under the Property, including, but not limited to:

                 6.2.1 Any claim for such Indemnified Costs asserted by any federal, state or local governmental agency, including, but not limited to, the United States Environmental Protection Agency and the Arizona Department of Environmental Quality, and including, but not limited to, any claim that any Indemnified Party is liable for any such Indemnified Costs as an "owner" or "operator" of the Property under any law relating to Hazardous Substances; and

                 6.2.2 Any such Indemnified Costs claimed against any Indemnified Party by any person other than a governmental agency, including, but not limited to, any person who may purchase or lease all or any portion of the Property from Trustor, from any Indemnified Party, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the Property; any person who may at any time be responsible for any clean-up costs or other Indemnified Costs relating to the Property; and any person claiming to have been injured in any way as a result of exposure to any Hazardous Substance; and

                 6.2.3 Any such Indemnified Costs which any Indemnified Party reasonably believes at any time must be incurred to comply with any law, judgment, order, regulation or regulatory directive relating to Hazardous Substances, or which any Indemnified Party reasonably believes at any time must be incurred to protect the Property or any Indemnified Party from any liability or loss; and

                 6.2.4 Any such Indemnified Costs resulting from currently existing conditions in, on or around the Property, whether known or unknown by Trustor or the Indemnified Parties at the time this Deed of Trust is executed, and any such Indemnified Costs resulting from the activities of Trustor, Trustor's lessors or tenants, or any other person in, on or around the Property.

         6.3 Indemnity Regarding Construction and Other Risks. Trustor indemnifies and holds the Indemnified Parties harmless for, from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from construction of any improvements on the Property, including, but not limited to, any defective workmanship or materials; or any failure to satisfy any requirements of any laws, regulations, ordinances, governmental policies or standards, reports, subdivision maps or development agreements that apply or pertain to the Property; or breach of any representation or warranty made or given by Trustor to any of the Indemnified Parties or to any prospective or actual buyer or lessee of all or any portion of the Property; or any claim or cause of action of any kind by any party that any Indemnified Party is liable for any act or omission of Trustor or any other person or entity in connection with the possession, sublease, operation or development of the Property.


                                     13              SWI LEASEHOLD DEED OF TRUST

         6.4 Defense of Indemnified Parties. Upon demand by any Indemnified Party, Trustor shall defend any investigation, action or proceeding involving any Indemnified Costs which is brought or commenced against any Indemnified Party, whether alone or together with Trustor or any other person, all at Indemnitor's own cost and by counsel to be approved by the Indemnified Party in the exercise of its sole and absolute discretion. In the alternative, any Indemnified Party may elect to conduct its own defense at the expense of Trustor.

         6.5 Representation and Warranty Regarding Hazardous Substances. Trustor represents and warrants to Beneficiary that to the best of Trustor's knowledge, no Hazardous Substance has been disposed of or released, or otherwise now exists, in, on, under or around the Property, except as to use, generation, manufacture, storage, treatment, disposal or release of Hazardous Substances that are: (a) generally recognized to be appropriate to the normal business uses of Trustor; and (b) in compliance with applicable local, state and federal laws, rules and regulations.

         6.6 Compliance Regarding Hazardous Substances. Trustor has complied, and shall comply and cause all tenants and any other persons who may come upon the Property to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substances, including, but not limited to, those requiring disclosures to prospective and actual purchasers of an interest in all or any portion of the Property.

         6.7 Notices Regarding Hazardous Substances. Trustor shall promptly notify Beneficiary if it knows, suspects or believes there may be any Hazardous Substance in the vicinity of the Property and reasonably likely to affect the Property, at the Property, or in the soil, groundwater or soil vapor on or under the Property, or that Trustor or the Property may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance; provided, however, that no such notice is required if the Hazardous Substance is: (a) generally recognized to be appropriate to Trustor's normal business uses; and
(b) in compliance with applicable local, state and federal laws, rules and regulations.

         6.8 Site Visits, Observations and Testing. After providing reasonable notice, the Indemnified Parties and their agents and representatives shall have the right at any reasonable time to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. The Indemnified Parties have no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by any Indemnified Party shall impose any liability on any Indemnified Party. In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Trustor, nor any other party, is entitled to rely on any site visit, observation or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect Trustor or any other party against, or to inform Trustor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. The Indemnified Party shall make reasonable efforts to avoid interfering with Trustor's use of the Property in exercising any rights provided in this Section 6.8.

         6.9 Survival. The provisions of this Article 6 shall survive the repayment and performance of the Secured Obligations and satisfaction of this Deed of Trust, trustee's sale or judicial foreclosure of this Deed of Trust. Notwithstanding anything to the contrary contained in this Article 6, Trustor shall have no obligation to indemnify any Indemnified Party for Indemnified Costs solely resulting from such


                                     14              SWI LEASEHOLD DEED OF TRUST

Indemnified Party's gross negligence or willful misconduct, or for any Indemnified Costs arising solely from actions taken after the Property has been conveyed via Trustee's sale or judicial foreclosure.

                                   ARTICLE 7
                                   [OMITTED]

                                   ARTICLE 8
                               EVENTS OF DEFAULT;
                        REMEDIES UPON EVENTS OF DEFAULT

         8.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

                 8.1.1 Failure of Trustor to make any payment of principal, interest or other amounts when due and payable hereunder or under the Credit Agreement, subject to applicable notice and cure periods.

                 8.1.2 Failure of Trustor to comply with any other term, obligation, covenant or condition contained in this Deed of Trust within fifteen (15) days following the due date thereof, or within the applicable cure period, if any, whichever is less.

                 8.1.3 Failure of Trustor to comply with any term, obligation, covenant or condition contained in the Lease within the applicable cure period, if any.

                 8.1.4 The occurrence of an "Event of Default" as defined in the Credit Agreement or any of the other Loan Documents.

         8.2 Acceleration Upon Default; Additional Remedies. Upon the occurrence of an Event of Default hereunder, Beneficiary may, at its option, declare the Secured Obligations to be immediately due and payable without any presentment, demand, protest or notice of any kind. Notice of acceleration to Trustor shall not be required. Whether or not Beneficiary exercises said option, Beneficiary may, to the extent permitted by law, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of the Trustee, and do any act which it deems necessary or desirable to preserve the value, marketability or rentability of the Property, or part thereof or interest therein, increase the income therefrom or protect the security thereof and, with or without taking possession of the Property, sue for or otherwise collect the Rents including, but not limited to, those past due and unpaid, and apply the same, less reasonable costs and expenses of operation and collection, including, but not limited to, attorneys' fees and expenses, upon the Secured Obligations all in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any default, notice of default or Event of Default hereunder or invalidate any act done in response to such default or Event of Default, or pursuant to such notice of default and, notwithstanding the continuance in possession by Trustee, Beneficiary or a receiver of all or any portion of the Property or the collection, receipt and application of any of the Rents thereby, the Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including, but not limited to, the right to exercise the power of sale. Beneficiary



                                     15              SWI LEASEHOLD DEED OF TRUST
may also exercise all other rights and remedies provided herein, in any Loan Document or in any other document or agreement now or hereafter securing all or any portion of the Secured Obligations, or provided by law.

         8.3 Trustee's Sale. If any Event of Default hereunder occurs, Beneficiary may invoke the power of sale by delivering to Trustee a written statement of breach or non-performance. Trustee shall then record a Notice of Sale in the Recorder's Office of the county in which the Property is located and shall mail copies of the Notice of Sale and any other notice as prescribed by applicable law to Trustor and to the other persons as prescribed by applicable law. After such time as required by applicable law, and after publication and posting of the Notice of Sale in accordance with applicable law, Trustee, without demand on Trustor, shall sell the Property at public auction to the highest bidder for cash at the time and place designated in the Notice of Sale. Trustee may postpone sale of the Property by public declaration at the time and place of any previously scheduled sale unless otherwise required by applicable law. Beneficiary shall be entitled to a credit against its bid up to and including the entire amount of the Secured Obligations, to the extent permitted by law. Trustee shall deliver to the purchaser its Trustee's deed conveying the Property without any covenant or warranty, expressed or implied. The proceeds of the sale shall be applied in the following order: (i) to all reasonable expenses of the sale, including, but not limited to, Trustee's reasonable fees and reasonable attorneys' fees; (ii) to the Secured Obligations; and (iii) any excess to the person or persons legally entitled to it or to the County Treasurer of the county in which the sale took place, or as otherwise provided by law.

         8.4 Judicial Foreclosure. If any Event of Default hereunder occurs, Beneficiary may commence an action to judicially foreclose this Deed of Trust in the manner provided by law for foreclosure of a mortgage.

         8.5 Appointment of Receiver. If an Event of Default hereunder shall have occurred and be continuing, Beneficiary, as a matter of right, and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of the sale of the Property unless such receivership is sooner terminated.

         8.6 Application of Funds After Event of Default. Upon the occurrence of an Event of Default hereunder, Beneficiary may, at any time without notice, apply any or all sums or amounts received and held by Beneficiary to pay rent on the or other sums due Lease, insurance premiums, Impositions, or any of them, or as rents or income of the Property, or as insurance or condemnation proceeds, and all other sums or amounts received by Beneficiary from or on account of Trustor or the Property, or otherwise, upon any Secured Obligation, in such manner and order as Beneficiary may elect, notwithstanding that such Secured Obligation may not yet be due. The receipt, use or application of any such sum or amount shall not be construed to affect the maturity of any Secured Obligations, or any of the rights or powers of Beneficiary or Trustee under the terms of the other Loan Documents, or any of the obligations of Trustor under this Deed of Trust or the other Loan Documents, or to cure or waive any default, notice of default or Event of Default hereunder or under any of the other Loan Documents; or to invalidate any act of Trustee or Beneficiary.


                                     16              SWI LEASEHOLD DEED OF TRUST

         8.7 Costs of Enforcement. If any Event of Default hereunder occurs, Beneficiary and Trustee, and each of them, may employ attorneys to protect their rights hereunder. Trustor promises to pay to Beneficiary, on demand, the reasonable fees and expenses of such attorneys and all other costs of enforcing the Secured Obligations, including, but not limited to, recording fees, the expense of a Trustee's Sale Guarantee, Trustee's fees and expenses, receivers' fees and expenses, and all other expenses, of whatever kind or nature, incurred by Beneficiary and Trustee, and each of them, in connection with the enforcement of the Secured Obligations, whether or not such enforcement includes the filing of a lawsuit. Until paid, shall bear interest, from date of expenditure, at the highest rate provided in the Secured Obligations, and shall be secured hereby.

         8.8 Remedies Not Exclusive. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any Secured Obligation and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement or any law now or hereafter in force, notwithstanding some or all of the said Secured Obligations may now or hereafter be otherwise secured, whether by guaranty, mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust, nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given hereby or by any of the other Loan Documents to Trustee or Beneficiary or to which either of them may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue remedies as each in their sole discretion shall deem appropriate.


                                   ARTICLE 9
                                   [OMITTED]


                                   ARTICLE 10
                     MISCELLANEOUS COVENANTS AND AGREEMENTS

         10.1 Amendments. This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

         10.2 Trustor's Waiver of Rights. Trustor hereby waives, to the extent permitted by law: (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Property, and, whether now existing or hereafter arising or created; (b) all rights of redemption, valuation, stay of execution, notice of election to mature or declare due the whole of the Secured Obligations and marshaling in the event of trustee's sale of judicial foreclosure of the liens hereby created; and (c) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of Arizona pertaining to the rights and remedies of sureties.


                                     17              SWI LEASEHOLD DEED OF TRUST

         10.3 Reconveyance by Trustee. Upon the written request of Beneficiary stating that all Secured Obligations have been paid and fully performed, and upon payment by Trustor of Trustee's fees and the costs and expenses of executing and recording any requested reconveyance, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Property then held hereunder. The recitals in any such reconveyance of any matter or fact shall be conclusive proof of the truthfulness thereof. The grantee in any such reconveyance may be described as "the person or persons legally entitled thereto." Beneficiary agrees to execute all documents, instruments, agreements and financing statements in connection with any such reconveyance of the Property and the security interest granted pursuant to Section 2.2 above.

         10.4 Notices. Any notice or other communication with respect to this Deed of Trust shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to Beneficiary, be addressed to Beneficiary at the address of Beneficiary set forth above, or to such other address as Beneficiary shall have specified to Trustor or Trustee by like notice, with a copy to Jenkens & Gilchrist Groce, Locke & Hebdon, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205- 1497, Attention:
Norm Nevins, Esq.; (d) if directed to Trustee, be addressed to Trustee at the address of Trustee set forth above, or to such other address as Trustee shall have specified to Trustor or Beneficiary by like notice, with a copy to Jenkens & Gilchrist Groce, Locke & Hebdon, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205-1497, Attention: Norm Nevins, Esq.; and (e) if directed to Trustor, be addressed to Trustor at the address for Trustor set forth above, or to such other address as Trustor shall have specified to Beneficiary or Trustee by like notice.

         10.5 Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity, or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or by trustee's sale, judicial foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

         10.6 No Merger of Lease. Upon the trustee's sale or judicial foreclosure of the lien created by this Deed of Trust on the Property pursuant to the provisions hereof, any lease or sublease or rental agreement then existing and affecting all or any portion of the Property shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such trustee's sale or judicial foreclosure unless Beneficiary or any purchaser at such trustee's sale or judicial foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant. If both the lessor's and lessee's estate under any lease or any portion thereof which constitutes a part of the Property shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration so stating, and, unless and


                                     18              SWI LEASEHOLD DEED OF TRUST
until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary hereunder as to the separate estates, except as otherwise provided by law.

         10.7 Governing Law. This Deed of Trust, and its validity, enforcement and interpretation, shall be governed by Texas law (without regard to any conflict of laws principles) and applicable United States federal law, except to the extent of procedural and substantive matters relating only to the creation and perfection of liens and security interests in, and the enforcement of rights and remedies against, the Property, which matters shall be governed by the laws of the State of Arizona.

         10.8 Further Assurances. Trustor agrees to do or to cause to be done such further acts and things and to execute and deliver or to cause to be executed and delivered such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto Beneficiary or Trustee their rights, powers and remedies hereunder; and, upon request by Beneficiary or Trustee, shall supply evidence of fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made. In the event that Trustor fails or refuses to execute and deliver any assignments, agreements, powers or instruments pursuant to this Section 10.8, Trustor irrevocably appoints Beneficiary or Trustee, as applicable, its true and lawful attorney-in-fact, with full power of substitution, to execute and deliver any such assignments, agreements, powers and instruments. The appointment granted herein shall be deemed to be a power coupled with an interest.

         10.9 Execution of Instruments by Trustee. At any time, and from time to time, without liability therefor and without notice, upon written request of Beneficiary and without affecting the personal liability of any person for payment of the indebtedness or the performance of any other obligation secured hereby, Trustee may: (a) release and reconvey any part of said Property; (b) consent in writing to the making of any map or plat thereof;
(c) join in granting any easement thereon; or (d) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or instrument relating hereto or to the Property or any portion thereof.

         10.10 Appointment of Successor Trustee. Beneficiary may, from time to time remove Trustee and appoint a successor Trustee to any Trustee appointed hereunder. A Notice of Substitution of Trustee in the form required by applicable law shall be recorded with the County Recorder of the county in which the Land is located.

         10.11 Successors and Assigns. Subject to Section 4.18 above, this Deed of Trust applies to, inures to the benefit of and binds Trustor, Trustee and Beneficiary and their respective successors and assigns.

         10.12 Priority. Except as otherwise expressly provided in the Credit Agreement, this Deed of Trust is intended to have and retain priority over all other liens and encumbrances upon the Property, excepting only: (a) such Impositions as have, or by law gain, priority over the lien created hereby; (b) covenants, conditions, restrictions, easements, and rights of way which are of record or disclosed of record affecting the Property that have been approved by Beneficiary in writing; and (c) Leases, liens, encumbrances and other matters as to which Beneficiary hereafter expressly subordinates the lien of this Deed of Trust by written instrument in recordable form. Under no circumstance shall Beneficiary be obligated or required to subordinate the lien hereof to any Lease, lien, encumbrance, covenant or other matter affecting the Property or any portion thereof. Beneficiary may, however, at Beneficiary's option, exercisable in its sole and absolute discretion, subordinate the lien of this Deed of Trust, in whole or in


                                     19              SWI LEASEHOLD DEED OF TRUST
part, to any or all Leases, liens, or encumbrances by executing and recording with the County Recorder of the county in which the Land is located, a unilateral declaration of such subordination specifying the Lease, lien, encumbrance or other matter or matters to which this Deed of Trust shall thereafter be subordinate.

         10.13 No Waiver. No waiver by Beneficiary of any Event of Default, default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such Event of Default, default or breach if such Event of Default, default or breach persists or is repeated, and no express waiver shall affect any Event of Default, default or breach other than the particular Event of Default, default or breach referred to in such waiver and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

         10.14 Bankruptcy. In the event of the commencement of a bankruptcy case by or against Trustor or involving any of the Property, Beneficiary, to the extent not already provided for herein, shall be entitled to recover, and Trustor shall be obligated to pay, Beneficiary's attorneys' fees and costs incurred in connection with: (a) any determination of the applicability of the bankruptcy laws to the terms of this Deed of Trust or the other Loan Documents or Beneficiary's rights hereunder or thereunder; (b) any attempt by Beneficiary to enforce or preserve its rights under the bankruptcy laws, or to prevent Trustor or any other person from seeking to deny Beneficiary its rights thereunder; (c) any effort by Beneficiary to protect, preserve, or enforce its rights against the Property, or seeking authority to modify the automatic stay of 11 U.S.C. Section 362 or otherwise seeking to engage in such protection, preservation, or enforcement; or (d) any civil proceeding(s) arising under the bankruptcy laws, or arising in or related to a case under the bankruptcy laws.

         IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed by its duly authorized officers as of the date first above written.

                                    "TRUSTOR"

                                    SOUTHWESTERN ICE, INC., a Texas
                                    corporation

                                    By:
                                       ----------------------------------------
                                       James F. Stuart, Chief Executive Officer

                                     20              SWI LEASEHOLD DEED OF TRUST

                                    WITNESS

         In accordance with the requirements of A.R.S. Section 14-5503, the undersigned has executed this Deed of Trust solely for the purpose of witnessing the grant of a power of attorney by Trustor to Beneficiary as described in this Deed of Trust.

                                            ---------------------------------

                                            ---------------------------------

STATE OF TEXAS            )
                          )
COUNTY OF BEXAR           )

         The foregoing instrument was acknowledged before me this ___ day of September, 1997, by James F. Stuart, as President of SOUTHWESTERN ICE, INC., a Texas corporation, on behalf of said corporation.

                                             --------------------------------
                                                        Notary Public

My commission expires:

------------------------


                                     21              SWI LEASEHOLD DEED OF TRUST

                                  EXHIBIT "A"



         All of Tenant's right, title, and interest in the real property described below, arising out of:

(1) That certain lease agreement dated January 15, 1997 between Public Storage Properties XI, INC., a California corporation, as Lessor and Southwestern Ice, Inc., an Arizona corporation, as Lessee, recorded on September ___, 1997 in the official records of Maricopa County, Arizona at instrument number _____________________.


                                                     SWI LEASEHOLD DEED OF TRUST

                                  EXHIBIT "A"



         All of Tenant's right, title, and interest in the real property described below, arising out of:

(1) That certain lease agreement dated September 1, 1996 between James Weller, Inc., as Lessor and Southwestern Ice, Inc., as Lessee, recorded on September ___, 1997 in the official records of Maricopa County, Arizona at instrument number _________________.

(2) That certain lease agreement dated March 1, 1992 between Robert Grant Miller as Lessor and Southwestern Ice, Inc., as Lessee, recorded on September ___, 1997 in the official records of Maricopa County, Arizona at instrument number ______________________.


                                                     SWI LEASEHOLD DEED OF TRUST